UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 19, 2024

Central Index Key Number of the issuing entity: 0002004982

Benchmark 2024-V5 Mortgage Trust

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001013454

Deutsche Mortgage & Asset Receiving Corporation

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001541294

German American Capital Corporation

Central Index Key Number of the sponsor: 0001701238

Citi Real Estate Funding Inc.

Central Index Key Number of the sponsor: 0001549574

Barclays Capital Real Estate Inc.

Central Index Key Number of the sponsor: 0001541502

Goldman Sachs Mortgage Company

Central Index Key Number of the sponsor: 0000927971

Bank of Montreal

(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-260277-05	04-3310019
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Columbus Circle, New York, New York	10019
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (212) 250-2500

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

On January 19, 2024, Deutsche Mortgage & Asset Receiving Corporation (the “Registrant”) entered into an underwriting agreement, dated as of January 19, 2024 and attached as Exhibit 1.1 hereto (the “Underwriting Agreement”), with Deutsche Bank Securities Inc. (“DBSI”), Citigroup Global Markets Inc. (“CGMI”), Barclays Capital Inc. (“BCI”), Goldman Sachs & Co. LLC (“GS&Co.”), BMO Capital Markets Corp. (“BMO Capital”), Academy Securities, Inc. (“Academy”) and Drexel Hamilton, LLC (“Drexel” and, together with DBSI, CGMI, BCI, GS&Co., BMO Capital and Academy, the “Underwriters”) and German American Capital Corporation (“GACC”), with respect to the sale of the Publicly Offered Certificates (as defined below), that is scheduled to occur on or about January 31, 2024 (the “Closing Date”).

On January 19, 2024, the Registrant also entered into a certificate purchase agreement, dated as of January 19, 2024, with DBSI, CGMI, BCI, GS&Co., BMO Capital, Academy and Drexel (collectively in such capacity, the “Initial Purchasers”) and GACC, with respect to the sale of the Privately Offered Certificates (as defined below), that is also scheduled to occur on or about the Closing Date. The Privately Offered Certificates will be sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

On or about the Closing Date, Deutsche Mortgage & Asset Receiving Corporation (the “Registrant”) is expected to cause the issuance of the Benchmark 2024-V5 Mortgage Trust (“Issuing Entity”) Commercial Mortgage Pass-Through Certificates, Series 2024-V5 (the “Certificates”), pursuant to the Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of January 1, 2024 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, N.A., as trustee, certificate administrator, paying agent and custodian, and BellOak, LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates will consist of (x) the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-3, Class X-A, Class A-M, Class B and Class C Certificates, having an aggregate initial certificate balance of $785,919,000 (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-B, Class X-D, Class X-F, Class D, Class E, Class F, Class G-RR, Class J-RR and Class R Certificates, having an aggregate initial certificate balance of $73,008,964 (collectively, the “Privately Offered Certificates”) and (y) the VRR Interest.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust to be formed on or about the Closing Date, under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be a pool of thirty-six (36) commercial mortgage loans (the “Mortgage Loans”), secured by first mortgages, deeds of trust, deeds to secure debt or similar security instruments on the fee simple and/or leasehold estates in 102 commercial, multifamily and/or manufactured housing properties. Certain of the Mortgage Loans were acquired by the Registrant from GACC pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated January 19, 2024, between the Registrant and GACC; certain of the Mortgage Loans were acquired by the Registrant from Citi Real Estate Funding Inc. (“CREFI”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated January 19, 2024, between the Registrant and CREFI; certain of the Mortgage Loans were acquired by the Registrant from Barclays Capital Real Estate Inc. (“BCREI”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated January 19, 2024, between the Registrant, BCREI and Barclays Capital Holdings Inc.; certain of the Mortgage Loans were acquired by the Registrant from Goldman Sachs Mortgage Company (“GSMC”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated January 19, 2024, between the Registrant and GSMC; and certain of the Mortgage Loans were acquired by the Registrant from Bank of Montreal (“BMO”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated January 19, 2024, between Registrant and BMO.

The assets of the Issuing Entity will include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of

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such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan/Whole Loan	Non-Serviced PSA (if any)	Intercreditor Agreement
Tysons Corner Center	99.6	Exhibit 99.10
DoubleTree by Hilton Hotel Orlando at SeaWorld	N/A	Exhibit 99.11
Acquisition America Portfolio	N/A	Exhibit 99.12
333 South Spruce Street	N/A	Exhibit 99.13
Garden State Plaza	99.7	Exhibit 99.14
Galleria at Tyler	(1)	Exhibit 99.15
Warwick New York	99.8	Exhibit 99.16
Philadelphia Marriott Downtown	99.9	Exhibit 99.17

(1)	The subject Whole Loan will be initially serviced under the Pooling and Servicing Agreement, however, if the related controlling pari passu companion loan is included in a future securitization, the subject Whole Loan is expected to be serviced pursuant to the related Non-Serviced PSA for such securitization. Such Non-Serviced PSA will be identified and filed on a Form 8-K following such servicing shift securitization date.

Midland Loan Services, a Division of PNC Bank, National Association, the master servicer under the Pooling and Servicing Agreement, has engaged the services of Berkadia Commercial Mortgage LLC as a sub-servicer with respect to the Highland Multifamily Portfolio Mortgage Loan, pursuant to that certain sub-servicing agreement, dated as of January 1, 2024 and attached hereto as Exhibit 99.18, between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and Berkadia Commercial Mortgage LLC, as sub-servicer, the terms of which agreement are described under “Transaction Parties—The Primary Servicer—Summary of the Berkadia Sub-Servicing Agreement” in the Prospectus.

The funds that will be used by the Registrant to pay the purchase price for the Mortgage Loans will be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to the Underwriters, pursuant to the Underwriting Agreement, (ii) the sale of the Privately Offered Certificates by the Registrant to the Initial Purchasers, pursuant to the Certificate Purchase Agreement, and (iii) the sale of the VRR Interest by the Registrant to Deutsche Bank AG, New York Branch, as a “majority-owned affiliate” (as defined in the Risk Retention Rules) of GACC, and CREFI, pursuant to the applicable Mortgage Loan Purchase Agreement. Only the Publicly Offered Certificates will be offered to the public. The Privately Offered Certificates and the VRR Interest will be sold and transferred, as applicable, in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus (the “Prospectus”), dated January 19, 2024 and filed with the Securities and Exchange Commission on January 23, 2024. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date of the Prospectus.

The related registration statement (file no. 333-260277) was originally declared effective on February 28, 2022.

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Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits:

1.1	Underwriting Agreement, dated as of January 19, 2024, between Deutsche Mortgage & Asset Receiving Corporation, German American Capital Corporation, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Barclays Capital Inc., Goldman Sachs & Co. LLC, BMO Capital Markets Corp., Academy Securities, Inc. and Drexel Hamilton, LLC.
4.1	Pooling and Servicing Agreement, dated as of January 1, 2024, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, N.A., as trustee, certificate administrator, paying agent and custodian, and BellOak, LLC, as operating advisor and as asset representations reviewer.
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated January 19, 2024.
99.1	Mortgage Loan Purchase Agreement, dated January 19, 2024, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.
99.2	Mortgage Loan Purchase Agreement, dated January 19, 2024, between Deutsche Mortgage & Asset Receiving Corporation and Citi Real Estate Funding Inc.
99.3	Mortgage Loan Purchase Agreement, dated January 19, 2024, between Deutsche Mortgage & Asset Receiving Corporation, Barclays Capital Real Estate Inc. and Barclays Capital Holdings Inc.
99.4	Mortgage Loan Purchase Agreement, dated January 19, 2024, between Deutsche Mortgage & Asset Receiving Corporation and Goldman Sachs Mortgage Company.
99.5	Mortgage Loan Purchase Agreement, dated January 19, 2024, between Deutsche Mortgage & Asset Receiving Corporation and Bank of Montreal.
99.6	Trust and Servicing Agreement, dated as of December 12, 2023, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Berkadia Commercial Mortgage LLC, as master servicer, Situs Holdings, LLC, as special servicer and Computershare Trust Company, National Association, as trustee, certificate administrator, paying agent and custodian.
99.7	Trust and Servicing Agreement, dated as of December 22, 2023, between GS Mortgage Securities Corporation II, as depositor, Berkadia Commercial Mortgage LLC, as servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, N.A., as certificate administrator, custodian and trustee, and Pentalpha Surveillance LLC, as operating advisor.
99.8	Pooling and Servicing Agreement, dated as of November 1, 2023, between Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, K-Star Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer and Computershare Trust Company, National Association, as certificate administrator and trustee.
99.9	Pooling and Servicing Agreement, dated as of December 1, 2023, between Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
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99.10	Co-Lender Agreement, dated as of December 12, 2023, by and between Deutsche Bank AG, New York Branch, as initial holder of Note A-1-1, Note A-1-2, Note A-1-3, Note A-1-4, Note A-1-5 and Note A-1-6, Bank of Montreal, as initial holder of Note A-4-1, Note A-4-2 and Note A-4-3, JPMorgan Chase Bank, National Association, as initial holder of Note A-3-1, Note A-3-2, Note A-3-3 and Note A-3-4 and Goldman Sachs Bank USA, as initial holder of Note A-2-1, A-2-2, Note A-2-3 and Note A-2-4, relating to the Tysons Corner Center Whole Loan.
99.11	Co-Lender Agreement, dated as of December 13, 2023, by and between Bank of Montreal, as initial holder of Note A-1, Note A-3, Note A-4, Note A-6, Note A-7 and Note A-9 and Deutsche Bank AG, New York Branch, as initial holder of Note A-2, Note A-5 and Note A-8, relating to the DoubleTree by Hilton Hotel Orlando at Sea World Whole Loan.
99.12	Agreement Between Note Holders, dated as of January 4, 2024, by and between Barclays Capital Real Estate Inc., as initial holder of Note A-1 and Barclays Capital Real Estate Inc., as initial holder of Note A-2, relating to the Acquisition America Portfolio Whole Loan.
99.13	Co-Lender Agreement, dated as of December 15, 2023, by and between Citi Real Estate Funding Inc., as initial holder of Note A-1 and Citi Real Estate Funding Inc., as initial holder of Note A-2, relating to the 333 South Spruce Street Whole Loan.
99.14	Co-Lender Agreement, dated as of December 11, 2023, by and among, Goldman Sachs Bank USA, as initial holder of Note A-1-S1, Note A-1-C1, Note A-1-C2 and Note A-1-C3, German American Capital Corporation, as initial holder of Note A-2-S1, Note A-2-C1 and Note A-2-C2 and Natixis Real Estate Capital LLC, as initial holder of Note A-3-S1, Note A-3-C1 and Note A-3-C2, relating to the Garden State Plaza Whole Loan.
99.15	Agreement Between Note Holders, dated as of December 13, 2023, by and between, Bank of America, N.A., as initial holder of Note A-1-1, Note A-1-2 and Note A-1-3, Deutsche Bank AG, New York Branch, as initial holder of Note A-2-1, Note A-2-2 and Note A-2-3 and Société Générale Financial Corporation, as initial holder of Note A-3-1, Note A-3-2 and Note A-3-3, relating to the Galleria at Tyler Whole Loan.
99.16	Co-Lender Agreement, dated as of October 26, 2023, by and between Citi Real Estate Funding Inc., as initial note holder of Note A-1 and Citi Real Estate Funding Inc., as initial holder of Note-A-2, relating to the Warwick New York Whole Loan.
99.17	Agreement Between Note Holders, dated as of October 25, 2023, by and between Barclays Capital Real Estate Inc., as initial note holder of Note A-1, Note A-4 and Note A-7, JPMorgan Chase Bank, National Association, as initial note holder of Note A-2, Note A-5, Note A-8, Note A-11 and Note A-12 and Wells Fargo Bank, National Association, as initial note holder of Note A-3, Note A-6, Note A-9 and Note A-10, relating to the Philadelphia Marriott Downtown Whole Loan.
99.18	Subservicing Agreement, dated as of January 1, 2024, by and between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and Berkadia Commercial Mortgage LLC, as sub-servicer.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION

By:	/s/ Matt Smith
Name: Matt Smith Title: Director

By:	/s/ Helaine Kaplan
Name: Helaine Kaplan Title: Managing Director

Dated: January 23, 2024

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